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                                                                      EXHIBIT 32

                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of Whitewing Environmental Corp. (the "Company") for the quarter ended September 30, 2003 (the "Report"), I, Kevin A. DeLeon, hereby certify in my capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:                                     By: /s/ Kevin A. DeLeon
                                               ---------------------------------
                                               Name: Kevin A. DeLeon
                                               Title: Chief Executive Officer

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         In connection with the quarterly report on Form 10-QSB of Whitewing
Environmental Corp. (the "Company") for the year ended September 30, 2003 (the "Report"), I, Barbara Kane-Burke, hereby certify in my capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2003                          By: /s/ Barbara Kane-Burke
                                                  ------------------------------
                                                  Name: Barbara Kane-Burke
                                                  Title: Chief Financial Officer

                                       46